UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2013

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 22, 2013, Myers Industries, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with a group of institutional investors for the private placement of notes totaling $100 million. The proceeds will be used to grow key businesses and to repay existing debt. The senior unsecured notes will be funded in December 2013 and January 2014 in the following four series:

•	$40,000,000 4.67% Senior Notes, Series A, due January 15, 2021

•	$11,000,000 5.25% Senior Notes, Series B, due January 15, 2024

•	$29,000,000 5.30% Senior Notes, Series C, due January 15, 2024

•	$20,000,000 5.45% Senior Notes, Series D, due January 15, 2026

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference. The Company issued a press release announcing the Company’s entrance into the Note Purchase Agreement. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Note Purchase Agreement, on October 22, 2013, the Company entered into a First Amendment to Third Amended and Restated Loan Agreement (the “Amendment”) with the lenders that are party to the Company’s current Third Amended and Restated Loan Agreement (the “Loan Agreement”). The Amendment amends the Loan Agreement to permit the private placement of notes described above. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

On October 24, 2013, the Company issued a press release announcing earnings results for the quarter ended September 30, 2013. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K. In addition, a copy of the slide materials which will be discussed during the Company’s earnings conference call at 10:00 a.m. Eastern Time on October 24, 2013 is attached as Exhibit 99.3 to this Current Report on Form 8-K. Information about the call can be found in the press release attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report (including the exhibit) is furnished pursuant to “Item 2.02. Results of Operations and Financial Condition” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01.	Financial Statements and Exhibits

4.1	Note Purchase Agreement, dated October 22, 2013

10.1	First Amendment to Third Amended and Restated Loan Agreement, dated October 22, 2013

99.1	Note Purchase Agreement Press Release by the Company dated October 23, 2013

99.2	Earnings Press Release by the Company dated October 24, 2013

99.3	Earnings Presentation Third Quarter 2013 by the Company dated October 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE	October 24, 2013	By:	/s/ Greggory W. Branning
Greggory W. Branning
Senior Vice President, Chief Financial Officer and Corporate Secretary